CIFG ASSURANCE NORTH AMERICA, INC.,
as Note Insurer,

LEHMAN BROTHERS HOLDINGS INC.,
as Seller

and

STRUCTURED ASSET SECURITIES CORPORATION,
as Depositor

INSURANCE AND INDEMNITY AGREEMENT

GREENPOINT MORTGAGE FUNDING TRUST 2006-HE1 NOTES,
HOME EQUITY LOAN ASSET-BACKED NOTES, SERIES 2006-HE1

Dated as of August 21, 2006

TABLE OF CONTENTS

(This Table of Contents is for convenience of reference only and shall not be deemed to be part of this Agreement.  All capitalized terms used in this Agreement and not otherwise defined shall have the meanings set forth in Article I of this Agreement.)

Page

ARTICLE I DEFINITIONS

2

Section 1.01

Defined Terms

2

Section 1.02

Other Definitional Provisions

4

ARTICLE II REPRESENTATIONS, WARRANTIES AND COVENANTS

5

Section 2.01

Representations and Warranties of the Seller and the Depositor.

5

Section 2.02

Affirmative Covenants of the Seller and the Depositor

7

Section 2.03

Negative Covenants of the Seller and the Depositor

9

Section 2.04

Representations, Warranties and Covenants of the Note Insurer

9

Section 2.05

Note Insurer Information

11

ARTICLE III THE POLICY; REIMBURSEMENT

13

Section 3.01

Issuance of the Policy

13

Section 3.02

Payment of Fees and Premium.

14

Section 3.03

Reimbursement Obligation

14

Section 3.04

Indemnification

15

Section 3.05

Payment Procedure

17

ARTICLE IV FURTHER AGREEMENTS

17

Section 4.01

Effective Date; Term of the Insurance Agreement

17

Section 4.02

Further Assurances and Corrective Instruments

18

Section 4.03

Obligations Absolute

18

Section 4.04

Assignments; Reinsurance; Third-Party Rights

18

Section 4.05

Liability of the Note Insurer

19

Section 4.06

Subrogation

19

ARTICLE V DEFAULTS AND REMEDIES

19

Section 5.01

Defaults

19

Section 5.02

Remedies; No Remedy Exclusive

20

Section 5.03

Waivers

20

ARTICLE VI MISCELLANEOUS

21

Section 6.01

Amendments, Etc

21

Section 6.02

Notices

21

Section 6.03

Severability

22

Section 6.04

Governing Law

22

Section 6.05

Consent to Jurisdiction

22

Section 6.06

Consent of the Note Insurer

22

Section 6.07

Counterparts

22

Section 6.08

Headings

23

Section 6.09

Trial by Jury Waived

23

Section 6.10

Limited Liability

23

Section 6.11

Seller Guaranty.

23

Section 6.12

Entire Agreement

23

INSURANCE AND INDEMNITY AGREEMENT (as may be amended, modified or supplemented from time to time, this “Insurance Agreement”), dated as of August 21, 2006 by and among CIFG ASSURANCE NORTH AMERICA, INC., as Note Insurer, LEHMAN BROTHERS HOLDINGS INC., as Seller and STRUCTURED SECURITIES ASSET CORPORATION, as Depositor.

WITNESSETH:

WHEREAS, certain home equity lines of credit (the “HELOCs”) and fixed rate, closed end second lien loans (“Closed End 2nds” and, together with the HELOCs, the “Loans”) were purchased pursuant to a loan sale agreement by the Seller from GMAC Mortgage Corporation (“GMAC”), which in turn had purchased them from GreenPoint Mortgage Funding, Inc. (“GreenPoint”);

WHEREAS, pursuant to a trust agreement dated as of August 1, 2006, among the Depositor, Wilmington Trust Company, as Owner Trustee and U.S. Bank National Association, as Trust Administrator (as the same may be amended, modified or supplemented from time to time as set forth therein, the “Trust Agreement”), GreenPoint Mortgage Funding Trust 2006-HE1, a Delaware statutory trust (the “Issuer”) was created;

WHEREAS, pursuant to a Transfer and Servicing Agreement to be dated as of August 1, 2006 (the “Transfer and Servicing Agreement”) between the Issuer, the Depositor, GMAC, as servicer (in such capacity, the “Servicer”) and the Indenture Trustee, the Loans will be sold by the Seller to the Depositor and by the Depositor to the Issuer;

WHEREAS, pursuant to the Transfer and Servicing Agreement, the Servicer will agree to service the Loans;

WHEREAS, an Indenture to be dated as of August 1, 2006 (the “Indenture”) between the Issuer and U.S. Bank National Association, as trustee (the “Indenture Trustee”) provides for the issuance of the Issuer’s Series 2006-HE1 Notes (the “Notes”), including Notes designated as Class Ac (the “Class Ac Notes”) and the pledge of the Loans and certain other collateral to secure the Notes, the Issuer’s obligations to the Note Insurer and certain other obligations;

WHEREAS, the Note Insurer has agreed to issue the Policy as described in Article III hereof, pursuant to which it will agree to pay in favor of the Indenture Trustee for the benefit of the Holders of the Class Ac Notes in the amount specified therein;

WHEREAS, the Note Insurer shall be paid a Premium as set forth herein; and

WHEREAS, each of the Seller and the Depositor has undertaken certain obligations in consideration for the Note Insurer’s issuance of its Policy.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01

Defined Terms.  Unless the context clearly requires otherwise, all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Trust Agreement or, if not defined therein, in the Policy described below.  For purposes of this Insurance Agreement, the following terms shall have the following meanings:

“Closing Date” means August 28, 2006.

“Default” means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default.

“Depositor” means Structured Asset Securities Corporation, a Delaware corporation, or any successor thereto, as Depositor under the Trust Agreement.

“Documents” has the meaning given such term in Section 2.01(i) herein.

“Event of Default” means any event of default specified in Section 5.01 of this Insurance Agreement.

“Exchange Act” means the Securities and Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

“Fitch” means Fitch Inc. and any successor thereto.

“GreenPoint Information” means the information in the Offering Document under the captions “Origination of the Loans and Underwriting Guidelines—GreenPoint Mortgage Funding, Inc.” and “Origination of the Loans and Underwriting Guidelines—GreenPoint Mortgage Funding, Inc.”

“GMAC Information” means the information in the Offering Document under the captions “The Servicer”.

“Indenture Trustee” means U.S. Bank National Association, a national banking association, as trustee under the Indenture, and any successor thereto under the Indenture.

“Investment Company Act” means the Investment Company Act of 1940, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

“Issuer” means, Greenpoint Mortgage Funding Trust 2006-HE1, the Delaware business trust created pursuant to the Trust Agreement.

“Late Payment Rate” means an amount equal to the lesser of (a) the greater of (i) the per annum rate of interest, publicly announced from time to time by JPMorgan Chase Bank at its principal office in New York, New York, as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by JPMorgan Chase Bank) plus 2%, and (ii) the then applicable highest rate of interest on the Class Ac Notes and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates.  The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

“Lehman Brothers” means Lehman Brothers Inc.

“Material Adverse Change” means, in respect of any Person, a material adverse change in the ability of such Person to perform its obligations under any of the Operative Documents to which it is a party.  References to a “Material Adverse Change” herein which do not refer to a particular Person mean a Material Adverse Change with regard to the Seller, the Depositor or the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., and any successor thereto.

“Note Insurer” means CIFG Assurance North America, Inc., or any successor thereto, as issuer of the Policy.

“Note Insurer Information” means the (i) information in the Offering Document regarding the Note Insurer and the Policy set forth under the captions “The Insurers and the Policies−CIFG Assurance North America, Inc.” and “−Policy of CIFG Assurance North America, Inc.” and including the financial statements of the Note Insurer incorporated therein by reference as of December 31, 2004 and December 31, 2005, for each of the years in the three-year period ended December 31, 2005, and as of June 30, 2006 for the six-month period ended June 30, 2006 and (ii) other than in connection with the initial offering of the Notes, information provided to the Depositor pursuant to Section 2.05 (b) and (c).

“Noteholder” has the meaning given such term in the Policy.

“Offering Document” means each of (i) the Prospectus, dated August 11, 2006 (the “Base Prospectus”), as supplemented by the Free Writing Prospectus dated August 22, 2006, and (ii) the Base Prospectus, as further supplemented by the Prospectus Supplement, dated August 25, 2006, as may be further amended by additional supplements that have been reviewed and approved by the Note Insurer, in respect of the Notes.

“Operative Documents” means this Insurance Agreement, the Notes, the Indenture and the Transfer and Servicing Agreement.

“Person” means an individual, joint stock company, trust, unincorporated association, joint venture, corporation, business or owner trust, partnership or other organization or entity (whether governmental or private).

“Policy” means the Financial Guaranty Insurance Policy, No. NA—1164, together with all endorsements thereto, issued by the Note Insurer in favor of the Trustee, for the benefit of the Holders of the Class Ac Notes.

“Premium” means the premium payable in accordance with the Policy which shall be an amount equal to 1/12th of the product of (i) the Premium Percentage and (ii) the aggregate Note Principal Amount of the Class Ac Notes on the preceding Payment Date (after giving effect to any payments of principal to be made on such Payment Date).

“Premium Percentage” means with respect to the Class Ac Notes, .09% per annum.

“S&P” means Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

“Securities Act” means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

“Servicer” means GMAC Mortgage Corporation as servicer of the Loans (the “Servicer”).

“Servicing Agreement” and “Servicing Agreements” have the meanings given such terms in the recitals.

“Securities Exchange Act” means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

“Seller” means Lehman Brothers Holdings Inc., a Delaware corporation, as Seller under the Transfer and Servicing Agreement, and any successor thereto under the Transfer and Servicing Agreement.

“Transaction” means the transactions contemplated by the Operative Documents, including the transactions described in the Offering Document.

“Trust Agreement” has the meaning given such term in the recitals.

“Underwriter Information” all material provided in writing by the Underwriter to the Depositor for inclusion in the Offering Document (as revised from time to time, and as included in such Offering Document or any other Offering Document), it being understood and agreed that the only such information furnished by the Underwriter consists of the information contained under the heading “Underwriting” in the Offering Document as of the Closing Date.

Section 1.02

Other Definitional Provisions.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Insurance Agreement shall refer to this Insurance Agreement as a whole and not to any particular provision of this Insurance Agreement, and Section, subsection, Schedule and Exhibit references are to this Insurance Agreement unless otherwise specified.  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.  The words “include” and “including” shall be deemed to be followed by the phrase “without limitation.”

ARTICLE II
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.01

Representations and Warranties of the Seller and the Depositor.  Each of the Seller and Depositor, each with respect to itself, represents and warrants to the Note Insurer as of the Closing Date, as follows:

(a)

Due Organization and Qualification.  Each of the Seller and the Depositor is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation.  Each of the Seller and the Depositor is duly qualified to do business, is, or will be, in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, “approvals”) necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Operative Documents to which it is a party in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Operative Document to which it is a party unenforceable in any material respect or would have a material adverse effect upon the Transaction.

(b)

Power and Authority.  Each of the Seller and the Depositor has all necessary corporate or other power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute and deliver, and to perform its obligations under, the Operative Documents to which it is a party and to consummate the Transaction.

(c)

Due Authorization.  The execution, delivery and performance of the Operative Documents to which it is a party by each of the Seller and the Depositor have been duly authorized by all necessary corporate action and does not require any additional approvals or consents, or other action by or any notice to or filing with any Person, including any governmental entity or any of the stockholders or other owners of the Seller or the Depositor, which have not previously been obtained or given by the Seller or the Depositor.

(d)

Noncontravention.  The execution and delivery by each of the Seller and the Depositor of the Operative Documents to which it is a party, the consummation of the Transaction and the satisfaction of the terms and conditions of the Operative Documents do not and will not:

(i)

conflict with or result in any breach or violation of any provision of the applicable organizational documents of the Seller or the Depositor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Seller or the Depositor or any of their respective material properties, including regulations issued by any administrative agency or other governmental authority having supervisory powers over the Seller or the Depositor, which conflict, breach or violation reasonably could be expected to result in a Material Adverse Change;

(ii)

constitute a default by the Seller or the Depositor under, result in the acceleration of any obligation under, or breach any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Seller or the Depositor is a party or by which any of their respective properties is or may be bound or affected, which default, acceleration or breach reasonably could be expected to result in a Material Adverse Change; or

(iii)

result in or require the creation of any lien upon or in respect of any assets of the Seller or the Depositor, which lien reasonably could be expected to result in a Material Adverse Change, except as otherwise contemplated by the Operative Documents.

(e)

Legal Proceedings.  Other than as may be disclosed in the Seller’s financial statements There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Seller or the Depositor or any of their respective subsidiaries, any properties or rights of the Seller or the Depositor or any of their respective subsidiaries pending or, to the Seller’s, or the Depositor’s knowledge threatened, which, in any case, if decided adversely to the Seller or the Depositor or any such subsidiary could result in a Material Adverse Change.

(f)

Valid and Binding Obligations.  The Operative Documents (other than the Class A Notes) to which it is a party, when executed and delivered by the Seller, the Depositor and the other parties thereto, will constitute the legal, valid and binding obligations of the Seller and the Depositor, as applicable, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws.  The Class Ac Notes, when executed, authenticated and delivered in accordance with the Indenture and when delivered and paid for by the Underwriter as provided in the Underwriting Agreement, will be validly issued and outstanding and entitled to the benefits of the Indenture.

(g)

Financial Information.  The financial information of the Seller, copies of which have been furnished to the Note Insurer, (i) is, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) presents fairly the financial condition and results of operations of the Seller as of the dates and for the periods indicated and (iii) has been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments).  Since the date indicated in the financial information provided to the Note Insurer, there has been no Material Adverse Change in respect of the Seller.

(h)

Accuracy of Information.  Neither the Operative Documents nor other material information relating to the Loans, the Seller or the Depositor (collectively, the “Documents”), as amended, supplemented or superseded, furnished to the Note Insurer in writing or in electronic form by the Seller, or the Depositor in connection with the Transaction contains any statement of a material fact which was untrue or misleading in any material respect when made.  Neither the Seller nor the Depositor has any knowledge of any circumstances that could reasonably be expected to cause a Material Adverse Change with respect to the Seller or the Depositor.  Since the furnishing of the Documents, there has been no change nor any development or event involving a prospective change known to the Seller or the Depositor that would render any of the Documents untrue or misleading in any material respect.

(i)

Compliance with Securities Laws.  The offering of the Class Ac Notes complies in all material respects with the requirements of the Securities Act and the regulations thereunder.  Without limiting the foregoing, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made with respect to the Note Insurer Information or the Underwriter Information.

(j)

Operative Documents.  Each of the representations and warranties of the Seller and the Depositor contained in the applicable Operative Documents is true and correct in all material respects and each of the Seller and the Depositor hereby makes each such representation and warranty to, and for the benefit of, the Note Insurer as if the same were set forth in full herein.

(k)

Solvency; Fraudulent Conveyance.  Each of the Seller and the Depositor is solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, neither of the Seller or the Depositor will be left with an unreasonably small amount of capital with which to engage in the ordinary course of its business, and neither of the Seller or the Depositor intends to incur, nor does either of the Seller or the Depositor believe that it has incurred, debts beyond its ability to pay as they mature.  Neither of the Seller or the Depositor contemplate the commencement of insolvency, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Seller or the Depositor or any of their respective assets.  The amount of consideration being received by the Depositor upon the sale of the Loans constitutes reasonably equivalent value and fair consideration for the Loans.  The Depositor is not transferring the Loans to the Issuer nor is the Depositor selling the Notes, as provided in the Operative Documents, with any intent to hinder, delay or defraud any of the Depositor’s creditors.

Section 2.02

Affirmative Covenants of the Seller and the Depositor.  Each of the Seller and the Depositor with respect to itself hereby agrees that during the term of this Insurance Agreement, unless the Note Insurer shall otherwise expressly consent in writing:

(a)

Compliance With Agreements and Applicable Laws.  Each of the Seller and the Depositor shall comply in all material respects with the terms and conditions of and perform its obligations under the Operative Documents to which it is a party in all cases in which failure to so comply or perform would result in a default thereunder and shall comply with all material requirements of any law, rule or regulation applicable to it in all circumstances where noncompliance reasonably could be expected to result in a Material Adverse Change with respect to the Seller or the Depositor.

(b)

Corporate Existence.  Each of the Seller and the Depositor and their respective successors and assigns shall: (i) maintain its corporate existence and shall at all times continue to be duly organized under the laws of their respective jurisdictions of incorporation or organization and duly qualified and duly authorized (as described in subsections 2.01(a), (b) and (c) hereof) provided, however, that the Depositor may consolidate or merge if the company with which the Depositor intends to consolidate or merge is (a) an affiliate of Lehman Brothers Holdings, Inc. and (b) is a special purpose bankruptcy remote entity whose sole business purpose is to act as depositor in connection with mortgaged-backed or asset-backed securitizations; (ii) shall conduct its business in accordance with the terms of its applicable organizational documents; and (iii) shall maintain all material licenses, permits, charters and registrations the loss or suspension of which, or the failure to hold of which, could reasonably be expected to result in a Material Adverse Change.

(c)

Financial Statements; Accountants’ Reports; Other Information.  The Seller shall keep or cause to be kept in reasonable detail books and records of account of its assets and business relating to the Transaction, and shall, as applicable, clearly reflect therein the sale of the Loans to the Depositor as sale of the Loans by the Seller to the Depositor.

(d)

Closing Documents; Post Closing Matters.  The Depositor shall cause to be delivered within 90 days of the Closing Date or such later date as agreed by the Note Insurer and the Depositor two closing sets to the Note Insurer and one closing set to its counsel, which closing sets shall include execution copies of each of the Operative Documents other than the Notes.  All closing conditions contained herein and in any Operative Document which are temporarily waived pursuant to a written letter signed by the Note Insurer shall be satisfied within the period set forth in such letter or if no date is specified in such letter, within 30 days from the Closing Date.  No closing condition may be waived except pursuant to a written letter signed by the Note Insurer.

(e)

Access to Records; Discussions with Officers and Accountants.  If the Note Insurer reasonably believes that a Material Adverse Change may have occurred, the Depositor shall, upon the reasonable request of the Note Insurer, permit the Note Insurer or its authorized agents, or cause the Note Insurer or its authorized agents to be permitted at reasonable times and upon reasonable notice (in the case of the Issuer) to inspect the books and records of the Depositor as they may relate to the Notes, the obligations of the Depositor under the Operative Documents to which it is a party and the Transaction;

Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Depositor.  The books and records of the Depositor shall be maintained at the address of the Depositor designated herein for receipt of notices, unless the Depositor shall otherwise advise the parties hereto in writing.

(f)

Notice of Material Events. The Seller shall cause Thompson Financial to promptly notify Note Insurer of all 8-K, 10-Q and 10-K filings of the Seller in accordance with its standard procedures.  The Depositor shall be obligated promptly to inform the Note Insurer in writing of the occurrence of any of the following:

(i)

the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation, or rule making or disciplinary proceeding by or against the Depositor that (A) would be required to be disclosed to the Commission or (B) could result in a Material Adverse Change, or the initiation of any proceeding or the promulgation of any proposed or final rule (but only to the extent the Depositor has actual knowledge thereof) which would likely result in a Material Adverse Change;

(ii)

any change in the organizational jurisdictions of the Seller or the Depositor;

(iii)

its knowledge of the occurrence of any default or Event of Default or any Material Adverse Change;

(iv)

the commencement of any proceedings by or against the Depositor under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Depositor or any of their respective assets; or

(g)

Further Assurances.  Each of the Seller and the Depositor shall, upon the reasonable request of the Note Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within thirty days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Operative Documents.  In addition, each of the Seller and the Depositor agrees reasonably to cooperate with S&P and Moody’s in connection with any review of the Transaction that may be undertaken by S&P and Moody’s after the date hereof.

Section 2.03

Negative Covenants of the Seller and the Depositor.  Each of the Seller and the Depositor hereby agrees each as to itself that during the term of this Insurance Agreement, unless the Note Insurer shall otherwise expressly consent in writing:

(a)

Impairment of Rights.  Neither the Seller nor the Depositor shall take any action, or fail to take any action, if such action or failure to take action may result in a material adverse change as described in the definition of Material Adverse Change, nor interfere in any material respect with the enforcement of any rights of the Note Insurer under or with respect to any of the Operative Documents.

Section 2.04

Representations, Warranties and Covenants of the Note Insurer.  The Note Insurer represents, warrants and covenants to Lehman Brothers and the Depositor as follows:

(a)

Organization and Licensing.  The Note Insurer is a stock insurance company duly formed, validly existing and in good standing under the law of the State of New York with power and authority under applicable law to conduct its insurance business in the manner in which it is being conducted.

(b)

Corporate Power.  The Note Insurer has the corporate power and authority to issue the Policy and execute and deliver this Insurance Agreement and to perform all of its obligations hereunder and thereunder.

(c)

Authorization; Approvals.  Proceedings legally required for the issuance and execution of the Policy and the execution, delivery and performance of this Insurance Agreement have been taken and licenses, orders, consents or other authorizations or approvals of any governmental boards or bodies legally required for the enforceability of the Policy and the conduct by the Note Insurer of the business and activities contemplated by the Transaction have been obtained; any proceedings not taken and any licenses, authorizations or approvals not obtained are not material to the enforceability of the Policy.

(d)

Enforceability.  The Policy, when issued, and this Insurance Agreement will each constitute a legal, valid and binding obligation of the Note Insurer, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors’ rights generally and to general principles of equity and subject to principles of public policy limiting the right to enforce the indemnification provisions contained therein and herein.

(e)

Financial Information.  The balance sheet of the Note Insurer as of December 31, 2005 and the related statements of income, stockholder’s equity and cash flows for the three fiscal years ended December 31, 2005, and the accompanying footnotes, together with an opinion of Price Waterhouse Coopers, independent certified public accountants, a copy of which is incorporated by reference into the Offering Document, fairly present in all material respects the financial condition of the Note Insurer as of such dates and for the periods covered by such statements in accordance with generally accepted accounting principles consistently applied.  The balance sheet of the Note Insurer as of June 30, 2006, and the related statements of operations, stockholder’s equity and cash flows for the nine-month period ended June 30, 2006, fairly present in all material respects the financial condition of the Note Insurer as of such date and for such nine-month period in accordance with generally accepted accounting principles consistently applied.  Since September 30, 2005, there has been no material change in such financial condition of the Note Insurer that would materially and adversely affect its ability to perform its obligations under the Policy.

(f)

Note Insurer Information.  The Note Insurer Information is true and correct in all material respects and does not contain any untrue statement of a material fact.

(g)

No Litigation.  There are no actions, suits, proceedings or investigations pending or, to the best of the Note Insurer’s knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its ability to perform its obligations under the Policy or this Insurance Agreement.

(h)

Compliance with Law, Etc.  No practice, procedure or policy employed, or proposed to be employed, by the Note Insurer in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Note Insurer that, if enforced, could result in a Material Adverse Change with respect to the Note Insurer.

(i)

No Conflicts.  The execution by the Note Insurer of this Insurance Agreement will not, and the satisfaction of the terms hereof will not, conflict with or result in a breach of any of the terms, conditions or provisions of the Note of Incorporation or By-Laws of the Note Insurer or any restriction contained in any contract, agreement or instrument to which the Note Insurer is a party or by which it is bound or constitute a default under any of the foregoing.

(j)

No Filings.  The Note Insurer is not required to file reports or other information pursuant to Section 13(a) or 15(d) of the Exchange Act.

(k)

Confidential Information.  The Note Insurer agrees that, for a period of two years following the Closing Date, it and its shareholders, directors, agents accountants and attorneys shall not use or disclose any information provided to the Note Insurer pursuant to or in connection with this Insurance Agreement or the issuance of the Policy or otherwise related to the Transaction, including any matter of which it becomes aware during the inspections conducted or discussions pursuant to Section 2.02(e) unless such information is obtained from an independent third party or readily available from public sources or except as my be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce the Operative Documents; provided, however, that the foregoing shall not limit the rights of the Note Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants.  If the Note Insurer is requested or required (by oral questions, interrogatories, requests for information or documents subpoena, civil investigative demand or similar process) to disclose any information provided to the Note Insurer pursuant to or in connection with this Insurance Agreement or the issuance of the Policy or otherwise related to the Transaction, including any information of which it becomes aware through such inspections or discussions, the Note Insurer will promptly notify the Depositor and the Seller of such request(s) so the Depositor and the Seller may seek an appropriate protective order and/or waive the Note Insurer’s compliance with the provisions of this Insurance Agreement.  If in the absence of a protective order or the receipt of a waiver hereunder, the Note Insurer is nonetheless, in the opinion of its counsel (which shall be delivered to the Depositor and the Seller), compelled to disclose such information to any tribunal or else stand liable for contempt or suffer other censure of significant penalty, the Note Insurer may disclose such information to such tribunal that the Insurer is compelled to disclose, provided that a copy of all information disclosed is provided to the Depositor and the Seller promptly upon such disclosure.

Section 2.05

Note Insurer Information.

(a)

The Note Insurer acknowledges that, as among the parties hereto, it is solely responsible for the Note Insurer Information. The Depositor and the Seller acknowledge that, as among the parties hereto, the Note Insurer is not responsible for any information other than the Note Insurer Information included in the Offering Document or incorporated by reference therein, or an amendment thereof or supplement thereto if such amendment thereof or supplement thereto has been approved in writing by The Note Insurer.

(b)

The Note Insurer agrees that it will provide to the Depositor (by access to its website, cifg.com), when available (a) audited consolidated financial statements of CIFG Assurance North America, Inc. and its subsidiaries substantially complying with the requirements of Item 1114(b)(2)(ii) of Regulation AB for filings on Form 10-K, and (b) unaudited financial statements with respect to the first, second and third quarter of the Note Insurer’s fiscal year, substantially comparable to what would be required in a Form 10-Q were the Note Insurer a reporting company under Section 13(a) or 15(d) of the Exchange Act; provided that such financial statements will be made available no later than the date filing thereof would have been required had the Note Insurer been a reporting company under Section 13(a) or 15(d) of the Exchange Act unless availability is delayed due to accounting considerations beyond the reasonable control of the Note Insurer that result in delay in issuance of the consent by or approval of its auditors.  In the event the Note Insurer becomes aware that the availability of financial statements is expected to be delayed, the Note Insurer shall promptly notify the Depositor of such expected delay and the reasons therefor.  The Note Insurer understands that the Depositor will file and consents to the Depositor’s filing of one or more filings under the Exchange Act which, in the Depositor’s judgment, are required to be filed upon the occurrence of any such expected delay or delay, which filings will disclose such delay and the reasons therefor.  The Note Insurer will promptly notify the Depositor of the subsequent availability of such financial statements following such delay.  The Note Insurer further consents to the use by the Depositor of such financial statements by the Depositor in any Form 8-K, Form 10-D or Form 10-K filed by the Depositor, solely to the extent required under Regulation AB.  It is understood and agreed that, to the extent any consent letter of the Note Insurer’s accountants is required by the Depositor in connection with such filing, the fees and expenses payable in respect thereof shall be paid by the Seller upon demand. The Note Insurer shall use commercially reasonable efforts to help obtain such consent letter.

(c)

The Note Insurer hereby represents that it is not an affiliate (as defined in Subpart 230.405 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§230) of U.S. Bank National Association, Wilmington Trust Company, GreenPoint Mortgage Funding, Inc, or GMAC Mortgage Corporation (the “Item 1119 Parties”).  Unless and until the Issuer’s reporting obligations under the Exchange Act have been suspended in accordance with the Exchange Act and the related rules and regulations thereto, the Note Insurer shall provide to the Depositor a description of any affiliation required to be disclosed under Item 1119 of Regulation AB between the Note Insurer and any of the Item 1119 Parties or any other parties identified by the Seller to the Note Insurer as being parties listed in Items 1119(a)(1)-(6) of Regulation AB that develops following the date hereof (other than an affiliation that the Depositor, the Issuer or the Seller has with any of such parties listed in Items 1119(a)(1)-(6) of Regulation AB), no later than 15 calendar days prior to the date the Depositor is required to file its Form 10-K disclosing such affiliation. For purposes of the foregoing, the Note Insurer (1) shall be informed in writing by the Depositor (or its designee) on or prior to March 1st of each calendar year as to the parties with whom affiliations must be disclosed; to the extent that the Note Insurer does not receive such notification in any given calendar year, The Note Insurer shall be entitled to assume that the parties are the same as on the most recent previously delivered written notification (or on the Closing Date, if no such written notification has been delivered), (2) shall not be obligated to disclose any affiliations that may develop after the Closing Date with any parties not identified to the Note Insurer herein shall be entitled to rely upon written identification of parties provided by the Depositor.

(d)

Unless and until the Issuer’s reporting obligations under the Exchange Act have been suspended in accordance with the Exchange Act and the related rules and regulations thereto, the Note Insurer hereby agrees to comply with all reasonable requests of the Depositor for the delivery of such additional information as may be necessary for the Depositor to comply with Item 1114 of Regulation AB, so long as such information is available to the Note Insurer and not otherwise available to the Depositor.

(e)

For purposes of this Agreement the term “Regulation AB” shall mean Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as has been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

ARTICLE III
THE POLICY; REIMBURSEMENT

Section 3.01

Issuance of the Policy.  The Note Insurer agrees to issue the Policy on the Closing Date subject to satisfaction of the conditions precedent set forth below on or prior to the Closing Date:

(a)

Operative Documents.  The Note Insurer shall have received a copy of each of the Operative Documents, in form and substance reasonably satisfactory to the Note Insurer, duly authorized, executed and delivered by each party thereto;

(b)

Representations and Warranties.  The representations and warranties of the Seller, the Depositor and the Issuer dated the Closing Date set forth or incorporated by reference in this Insurance Agreement shall be true and correct on and as of the Closing Date as if made on the Closing Date;

(c)

Opinions of Counsel.  The Note Insurer shall have received such opinions of counsel, addressed to the Note Insurer and in form and substance acceptable to the Note Insurer, addressing such other matters, as the Note Insurer may reasonably request;

(d)

No Litigation, etc.  No suit, action or other proceeding, investigation or injunction, or final judgment relating thereto, shall be pending or threatened before any court, governmental or administrative agency or arbitrator in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with any of the Operative Documents or the consummation of the Transaction;

(e)

Legality.  No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court that would make the Transaction illegal or otherwise prevent the consummation thereof;

(f)

Issuance of Ratings.  The Note Insurer shall have received confirmation that the Class Ac Notes are rated “BBB–” by S&P and “Baa2” by Moody’s, without regard to the Policy;

(g)

No Default.  No Default or Event of Default shall have occurred;

(h)

Conditions Precedent.  Each of the conditions precedent to closing that are required under the Operative Documents or the underwriting agreement relating to the Notes have been satisfied, with out waiver or modification, unless the Note Insurer has consented to such waiver or modification; and

(i)

Satisfactory Documentation.  The Note Insurer and its counsel shall have reasonably determined that all documents, notes and opinions to be delivered in connection with the Notes conform to the terms of the Transfer and Servicing Agreement, the Indenture, the Offering Document and this Insurance Agreement.

Section 3.02

Payment of Fees and Premium.

(a)

Legal and Accounting Fees.  The Seller shall pay or cause to be paid to the Note Insurer, at the Closing Date, legal fees and accounting fees incurred by the Note Insurer in connection with the issuance of the Policy.

(b)

Premium.

(i)

In consideration of the issuance by the Note Insurer of the Policy, the Note Insurer shall be entitled to receive the Premium, in the amount set forth herein and in the Policy, as and when due and from the funds specified in Section 5.03 of the Transfer and Servicing Agreement.

(ii)

The Premium paid under the Indenture shall be nonrefundable without regard to whether the Note Insurer makes any payment under either of the Policy or any other circumstances relating to the Notes or provision being made for payment of the Notes prior to maturity.

Section 3.03

Reimbursement Obligation.  (a) As and when due in accordance with and from the funds specified in Section 5.03 of the Transfer and Servicing Agreement, the Note Insurer shall be entitled to reimbursement for any payment made by the Note Insurer under the Policy, which reimbursement shall be due and payable on the date that any amount is paid under the Policy, in an amount equal to the amount to be so paid and all amounts previously paid that remain unreimbursed, together with interest on any and all such amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

(b)

The Depositor agrees to pay to the Note Insurer any and all reasonable charges, fees, costs and expenses that the Note Insurer may reasonably pay or incur, including reasonable attorneys’ and accountants’ fees and expenses, in connection with (i) the enforcement, defense or preservation of any rights in respect of any of the Operative Documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Operative Documents, any party to any of the Operative Documents (in its capacity as such a party) or the Transaction or (ii) any amendment, waiver or other action with respect to, or related to, any Operative Document, whether or not executed or completed.

(c)

The Depositor agrees to pay to the Note Insurer interest (without duplication) on any and all amounts described in subsection 3.03(b) and Section 3.02 from the date such amounts become due or, in the case of subsection 3.03(b) are incurred or paid by the Note Insurer until payment thereof in full (after as well as before judgment), at the Late Payment Rate.

(d)

The Note Insurer shall have no right to set-off payments to be made under the Policy against payments to be made to the Note Insurer by the Depositor (or any person or organization acting on their behalf) or any Class Ac Noteholder any affiliate, officer or director of any of them.

Section 3.04

Indemnification.  (a) In addition to any and all of the Note Insurer’s rights of reimbursement, indemnification, subrogation and to any other rights of the Note Insurer pursuant hereto or under law or in equity, (x) the Seller agrees with respect to clause (v) below, (y) the Seller Agrees with respect to clause (i)-(iv) below on behalf of itself and with respect to the Depositor, but as to the Depositor solely with respect to any breach of representation or warranty made by the Depositor, and (z) the Depositor agrees with respect to clauses (i)-(iv) below on behalf of itself, to pay, and to protect, indemnify and save harmless, the Note Insurer and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Note Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all third-party claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the breach by the Seller or the Depositor of any of the representations or warranties made by it contained in Section 2.01 or arising out of or relating to the transactions contemplated by the Operative Documents by reason of:

(i)

any omission or action on its part (other than of or by the Note Insurer or the Underwriter) in connection with the offering, issuance or delivery of the Notes by the Depositor, other than those covered by subparagraph (v) below;

(ii)

the misfeasance or malfeasance of, or gross negligence or theft committed by, any director, officer, employee or agent of the Seller or the Depositor, in connection with any Transaction arising from or relating to the Operative Documents;

(iii)

the violation by the Seller or the Depositor of any federal or state law, rule or regulation, or any judgment, order or decree applicable to it, which violation reasonably could result in a Material Adverse Change;

(iv)

the breach by the Seller or the Depositor of any representation, warranty, or covenant under any of the Operative Documents to which it is a party or the occurrence, in respect of the Seller or the Depositor, under any of the Operative Documents of any “Event of Default”; or

(v)

any untrue statement or alleged untrue statement of a material fact contained in the Offering Document or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this Section 3.04(a)(v) does not apply to the Note Insurer Information, the GreenPoint Information, the GMAC Information or the Underwriter Information.

(b)

The Note Insurer agrees to pay, and to protect, indemnify and save harmless, the Seller and the Depositor and their respective officers, directors, shareholders, employees, agents and each Person, if any, who controls the Seller, Lehman Brothers and the Depositor within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all third-party claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or by reason of (i) any untrue statement or alleged untrue statement of a material fact contained in the Note Insurer Information or any omission or alleged omission to state in the Note Insurer Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the incorporation by reference of the Note Insurer’s financial statements in the Offering Document shall not constitute an omission from the Note Insurer Information for purposes of this paragraph, (ii) any failure of the Note Insurer to make a payment required to be made under either Policy or (iii) a breach of any of the representations and warranties of the Note Insurer contained in Section 2.04.

(c)

If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person (individually, an “Indemnified Party” and, collectively, the “Indemnified Parties”) in respect of which the indemnity provided in Section 3.04(a) or (b) may be sought from the Seller or the Depositor, on the one hand, or the Note Insurer, on the other (each, an “Indemnifying Party”) hereunder, each such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all expenses.  The omission so to notify the Indemnifying Party will not relieve it from any liability which it may have to any Indemnified Party except to the extent the Indemnifying Party is prejudiced thereby.  The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed in writing to pay such fees and expenses, (ii) the Indemnifying Party shall have failed within a reasonable period of time to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by the Indemnified Party and shall be reasonably satisfactory to the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed, but, if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection (c), the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding anything in this paragraph to the contrary, the consent of such Indemnified Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Indemnified Party.

(d)

To provide for just and equitable contribution if the indemnification provided by the Indemnifying Party is determined to be unavailable or insufficient to hold harmless any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand.

The relative fault of each Indemnifying Party, on the one hand, and each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth within the control of, the Indemnifying Party or the Indemnified Party, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 3.05

Payment Procedure.  In the event of any payment by the Note Insurer, the Seller and the Depositor agree to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability, if any, described in Section 3.03 therefor to the Note Insurer.  All payments to be made to the Note Insurer under this Insurance Agreement shall be made to the Note Insurer in lawful currency of the United States of America in immediately available funds at the notice address for the Note Insurer as specified in the Transfer and Servicing Agreement on the date when due or as the Note Insurer shall otherwise direct by written notice to the other parties hereto.  In the event that the date of any payment to the Note Insurer or the expiration of any time period hereunder occurs on a day that is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or expiration date.

ARTICLE IV
FURTHER AGREEMENTS

Section 4.01

Effective Date; Term of the Insurance Agreement.  This Insurance Agreement shall take effect on the Closing Date and shall remain in effect until the later of (a) such time as the Note Insurer is no longer subject to a claim under the Policy and the Policy shall have been surrendered to the Note Insurer for cancellation and (b) all amounts payable to the Note Insurer by the Seller or the Depositor hereunder or from any other source hereunder or under the Operative Documents and all amounts payable under the Notes have been paid in full; provided, however, that the provisions of Sections 3.02, 3.03 and 3.04 hereof shall survive any termination of this Insurance Agreement.

Section 4.02

Further Assurances and Corrective Instruments.  (a) Except at such times as a default in payment under the Policy shall exist or shall have occurred, none of the Seller or the Depositor shall grant any waiver of rights under any of the Operative Documents to which any of them is a party without the prior written consent of the Note Insurer, which shall not be unreasonably withheld, conditioned or delayed and any such waiver without prior written consent of the Note Insurer shall be null and void and of no force or effect.

(b)

To the extent permitted by law, each of the Seller and the Depositor agrees that it will, from time to time, following good faith negotiations in connection therewith, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as the Note Insurer may reasonably request and as may be required in the Note Insurer’s reasonable judgment to effectuate the intention of or facilitate the performance of this Insurance Agreement.

Section 4.03

Obligations Absolute.  (a)  The obligations of the Seller and the Depositor hereunder shall be absolute and unconditional, and shall not be subject to, and the Seller and the Depositor hereby waive (a) presentment and demand for payment, (b) notices in connection with delivery and acceptance hereof or notices in connection with performance, default or enforcement of payment hereunder and (c) its rights of, abatement, diminution, postponement or deduction, or to any defense other than payment, or to any right of setoff or recoupment arising out of any breach under any of the Transaction Documents, by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to the Seller or the Depositor.  Nothing herein shall be construed as prohibiting the Seller or the Depositor from pursuing any rights or remedies it may have against any other person or entity in a separate legal proceeding.  The obligations of the Seller and the Depositor hereunder will be paid or performed strictly in accordance with this Agreement.

(b)

Nothing herein shall be construed as prohibiting the Seller or the Depositor from pursuing any rights or remedies it may have against any Person in a separate legal proceeding.

Section 4.04

Assignments; Reinsurance; Third-Party Rights.  (a) This Insurance Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  The Seller and the Depositor may not assign any of their respective rights under this Insurance Agreement, or delegate any of their respective duties hereunder, without the prior written consent of the Note Insurer, which consent shall not be unreasonably withheld.  Any assignments made in violation of this Insurance Agreement shall be null and void.

(b)

The Note Insurer shall have the right to give participations in its rights under this Insurance Agreement and to enter into contracts of reinsurance with respect to the Policy upon such terms and conditions as the Note Insurer may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve the Note Insurer of any of its obligations hereunder or under the Policy, and provided further that any reinsurer or participant will not have rights against the Seller or the Depositor and the Seller or Depositor shall have no obligation to have any communication or relationship with any reinsurer or participant in order to enforce the obligations of the Note Insurer hereunder and under the Policy.

(c)

Except as provided herein with respect to participants and reinsurers, nothing in this Insurance Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Holder, other than the Note Insurer against the Seller or the Depositor, or the Seller or the Depositor against the Note Insurer, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns.  No Holder shall have any right to payment from any Premiums paid or payable hereunder or under the Trust Agreement or from any amounts paid by the Seller pursuant to Sections 3.02 or 3.03.

Section 4.05

Liability of the Note Insurer.  The Note Insurer shall not be responsible for any act or omission of the Trustee with respect to its use of the Policy.  Neither the Note Insurer nor any of its officers, directors or employees shall be liable or responsible for:  (a) the use that may be made of the Policy by the Trustee or for any acts or omissions of the Trustee in connection therewith; or (b) the validity, sufficiency, accuracy or genuineness of documents delivered to the Note Insurer in connection with any claim under either Policy, or of any signatures thereon, even if such documents or signatures should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (unless the Note Insurer shall have actual knowledge thereof).  In furtherance and not in limitation of the foregoing, the Note Insurer may accept documents that appear on their face to be in order, without responsibility for further investigation.

Section 4.06

Subrogation.  To the extent of any payments under the Policy, the Note Insurer shall be fully subrogated to any remedies against the Seller or the Depositor or in respect of the Loans available to the Trustee under the Operative Documents.

ARTICLE V
DEFAULTS AND REMEDIES

Section 5.01

Defaults.  The occurrence of any of the following shall constitute an Event of Default hereunder:

(a)

Any representation or warranty made by the Seller or the Depositor hereunder or under the Operative Documents, or in any note furnished hereunder or under the Operative Documents, shall prove to be untrue or incorrect in any material respect provided that if the Depositor or the Seller effectively cures such defect within 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Note Insurer (including, without limitation, any covenants of the Seller of the Depositor made as to the Issuer or the Trust Estate), such defect shall not be an Event of Default hereunder;

(b)

(i) the Seller or the Depositor shall fail to pay when due any amount payable by the Seller or the Depositor hereunder or (ii) a legislative body has enacted any law that declares or a court of competent jurisdiction shall find or rule that this Insurance Agreement or any other Operative Document is not valid and binding on the Seller or the Depositor; provided that, with respect to any law or judicial action within the scope of this clause (ii), the Seller and the Depositor shall have 30 days to reinstate the binding effect of this Insurance Agreement or any other Operative Document; the Note Insurer agrees to take such actions as may be reasonably requested of it to facilitate the reinstatement of such binding effect.

Section 5.02

Remedies; No Remedy Exclusive.  (a) Upon the occurrence of an Event of Default, the Note Insurer may exercise any one or more of the rights and remedies set forth below:

(i)

exercise any rights and remedies under the Transfer and Servicing Agreement in accordance with the terms thereof or direct the Servicers to exercise such rights and remedies in accordance with the terms of the Transfer and Servicing Agreement; or

(ii)

take whatever action at law or in equity as may appear necessary or desirable in its judgment to collect the amounts, if any, then due under this Insurance Agreement or any other Operative Document or to enforce performance and observance of any obligation, agreement or covenant of the Seller or the Depositor under this Insurance Agreement or any other Operative Documents.

(b)

Unless otherwise expressly provided, no remedy herein conferred or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under this Insurance Agreement, the Transfer and Servicing Agreement or existing at law or in equity.  No delay or omission to exercise any right or power accruing under this Insurance Agreement, the Transfer and Servicing Agreement upon the happening of any event set forth in Section 5.01 shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.  In order to entitle the Note Insurer to exercise any remedy reserved to the Note Insurer in this Article, it shall not be necessary to give any notice, other than such notice as may be required by this Article.

Section 5.03

Waivers.  (a)  No failure by the Note Insurer to exercise, and no delay by the Note Insurer in exercising, any right hereunder shall operate as a waiver thereof.  The exercise by the Note Insurer of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein to the Note Insurer are declared in every case to be cumulative and not exclusive of any remedies provided by law or equity.

(b)

The Note Insurer shall have the right, to be exercised in its complete discretion, to waive any Event of Default hereunder, by a writing setting forth the terms, conditions and extent of such waiver signed by the Note Insurer and delivered to the Seller.  Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Event of Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

ARTICLE VI
MISCELLANEOUS

Section 6.01

Amendments, Etc.  This Insurance Agreement may be amended, modified, supplemented or terminated only by written instrument or written instruments signed by the parties hereto.  The Depositor agrees to provide a copy of any amendment to this Insurance Agreement promptly to the rating agencies maintaining a rating on the Notes.  No act or course of dealing shall be deemed to constitute an amendment, modification, supplement or termination hereof.

Section 6.02

Notices.  All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered and telecopied to the recipient as follows:

(a)

To the Note Insurer:

CIFG Assurance North America, Inc.

825 Third Avenue, 6th Floor

New York, New York 10022

Attention:  General Counsel

Facsimile:  (212) 909-3959

(in each case in which notice or other communication to the Note Insurer refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of the Note Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the general counsel of the Depositor and, in all cases, both any original and all copies shall be marked to indicate “URGENT MATERIAL ENCLOSED”.)

(b)

To the Seller:

Lehman Brothers Holdings Inc.
745 Seventh Avenue
7th Floor
New York, New York 10019
Attention:  Mortgage Finance GREENPOINT 2006-HE1

(c)

To the Depositor:

Structured Asset Securities Corporation
745 Seventh Avenue
New York, New York 10019

A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid.  All such notices and other communications shall be effective upon receipt.

Section 6.03

Severability.  In the event that any provision of this Insurance Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof.  The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

Section 6.04

Governing Law.  This Insurance Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

Section 6.05

Consent to Jurisdiction.  (a)  The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and to or in connection with any of the Operative Documents or the Transaction or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York state court or, to the extent permitted by law, in such federal court.  The parties hereto agree that a final unappealable judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

(b)

To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

(c)

Nothing contained in this Insurance Agreement shall limit or affect any party’s right to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Operative Documents against any other party or its properties in the courts of any jurisdiction.

Section 6.06

Consent of the Note Insurer.  In the event that the consent of the Note Insurer is required under any of the Operative Documents, the determination whether to grant or withhold such consent shall be made by the Note Insurer in its sole discretion without any implied duty towards any other Person, except as otherwise expressly provided therein.

Section 6.07

Counterparts.  This Insurance Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

Section 6.08

Headings.  The headings of Articles and Sections and the Table of Contents contained in this Insurance Agreement are provided for convenience only.  They form no part of this Insurance Agreement and shall not affect its construction or interpretation.

Section 6.09

Trial by Jury Waived.  Each party hereby waives, to the fullest extent permitted by law, any right to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with any of the Operative Documents or any of the transactions contemplated thereunder.  Each party hereto (A) certifies that no representative, agent or attorney of any party hereto has represented, expressly or otherwise, that it would not, in the event of litigation, seek to enforce the foregoing waiver and (B) acknowledges that it has been induced to enter into the Operative Documents to which it is a party by, among other things, this waiver.

Section 6.10

Limited Liability.  No recourse under any Operative Document or the Underwriting Agreement shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Operative Documents or the Underwriting Agreement, the Notes or the Policy, it being expressly agreed and understood that each Operative Document or the Underwriting Agreement is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches of any party hereto of any obligations under any Operative Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Insurance Agreement.

Section 6.11

Seller Guaranty.  The Seller hereby guarantees the performance by the Depositor pursuant to Section 2.01 hereof.

Section 6.12

Entire Agreement.  This Insurance Agreement and the Policy set forth the entire agreement between the parties with respect to the subject matter hereof and thereof, and this Insurance Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned.

CIFG ASSURANCE NORTH AMERICA, INC.,
as Note Insurer

By:

/s/ Michael S. Knopf______________________
Name:  Michael S. Knopf
Title:  Managing Director and Vice President

LEHMAN BROTHERS HOLDINGS INC.,
as Seller

By:

 /s/ Thomas J. O’Hara____________________
Name: Thomas J. O’Hara
Title: Managing Director

STRUCTURED ASSET SECURITIES CORPORATION, as Depositor

By:

 /s/ Michael Hitzman______________________
Name: Michael Hitzman
Title: SVP